UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

NEOTHETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9171 Towne Centre Drive, Suite 250, San Diego, CA 92122

(Address of principal executive offices, with zip code)

(858) 750-1008

(Registrant’s telephone number, including area code)

9171 Towne Centre Drive, Suite 270, San Diego, CA 92122

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2017, Neothetics, Inc. (the “Company”) entered into a Twelfth Amendment to the Lease (the “Lease Amendment”) with LJ Gateway Office LLC (the “Landlord”), dated December 4, 2017.    The Lease Amendment amends the Lease dated July 3, 2008, as amended (collectively, the “Lease”), for the office space located at Suite No. 270, 9171 Towne Centre Drive, San Diego, California containing approximately 11,107 rentable square feet (the “Original Premises”) and additional space consisting of approximately 3,580 rentable square feet located at Suite No. 250, 9171 Towne Centre Drive, San Diego, California (the “New Premises”). The Company currently occupies the New Premises as its headquarters while subleasing the entire Original Premises to Abacus Data Systems, Inc. (“Abacus”) pursuant to the terms of the Sublease Agreement dated January 31, 2017.

The Lease Amendment provides for a termination of the lease with respect to the approximately 11,107 rentable square feet located at Suite No. 270, 9171 Towne Centre Drive, San Diego, California. The termination is contingent upon the mutual execution and delivery of a new lease between an affiliate of Landlord and Abacus, which the Company expects to occur in the first quarter of 2018..

The foregoing description of the terms of the Lease Amendment and Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which has been filed previously by the Company with the Securities and Exchange Commission (the “SEC”) as an exhibit to its Registration Statement on Form S-1 filed on October 17, 2014, the Eleventh Amendment to the Lease and Sublease, which has been filed previously by the Company with the SEC as an exhibit to its Form 8-K filed on February 10, 2017, and the Lease Amendment, of which a copy is filed as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Twelfth Amendment, dated as of December 4, 2017, by and between Neothetics, Inc. and LJ Gateway Office LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOTHETICS, INC.

Date: December 8, 2017	By:	/s/ Susan A. Knudson
Susan A. Knudson
Chief Financial Officer